Securities, 424I - Securities, 424I: 1	Mar. 24, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 10,575,494,220.00
Aggregate Redeemed or Repurchased, FY	10,167,780,542.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 407,713,678.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 56,305.26